SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: March 25, 2004


                                   REVA, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


  COLORADO                         0-26235                   54-1921580
 -----------                       -------                   ----------
(State or other                 (Commission                (IRS Employer
 Jurisdiction of                 File Number)             Identification No.)
 Incorporation)



                212 North Oak Street, Suite A, Roanoke, TX 76262
                ------------------------------------------------
                                    (Address)

        Registrant's Telephone Number, Including Area Code: (866) 491-8385
                                                            --------------





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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

          None.


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

        Don W. Dansby who is a member of the Board of Directors, and Chief Financial Officer, has resigned due to health problems. His resignation is effective close of business on March 24, 2004.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          Financial Statements:                             None
          Consolidated Pro Forma Financial Statements:      None
          Exhibits:                                         None


ITEM 8.  CHANGE IN FISCAL YEAR.

                  None.


ITEM 9.  REGULATION FD DISCLOSURE

                  None.

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ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION
OF THE CODE OF ETHICS.

                  None.


ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

                  None.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned thereunto duly authorized.

Date: March 26, 2004
                                    Reva,Inc.


                                    By: /s/ James E. Ontiveros
                                        ----------------------
                                    James E. Ontiveros, Chief Executive Officer